Exhibit 99.1
                  Computational Materials dated May 23, 2005



[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================


 Prepared May 23, 2005

                              ABS New Transaction

                            Computational Materials
                            -----------------------


                                $1,185,600,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                        Aames Mortgage Investment Trust
                                 Series 2005-2

                               [GRAPHIC OMITTED]

                         Aames Investment Corporation
                                    Seller

                           Aames Capital Corporation
                                   Servicer

                            Wells Fargo Bank, N.A.
                 Master Servicer and Securities Administrator



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================


The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the collateral is preliminary, and will be superseded by the applicable prospectus supplement or other final offering document relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission. The information regarding the assets herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The sample pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================


Date Prepared 5/23/2005

--------------------------------------------------------------------------------------------------------------------------------
                                            Aames Mortgage Investment Trust 2005-2
--------------------------------------------------------------------------------------------------------------------------------
                                                          To 20% Call
--------------------------------------------------------------------------------------------------------------------------------
   Class    Approx. Size ($)    Benchmark        Est.       Payment    Initial     Initial        Legal           Ratings
                                                WAL(1)     Window(1)   C/E (2)                    Final
                                                (yrs.)      (mos.)       (%)     Margin((5))    Maturity       (Moody's/S&P)
--------------------------------------------------------------------------------------------------------------------------------
  1A1(3)        148,000,000     1M LIBOR          0.78      1 - 16      22.35%       TBD        8/25/2035         Aaa/AAA
  1A2(3)        300,000,000     1M LIBOR          2.66     16 - 56      22.35%       TBD        8/25/2035         Aaa/AAA
  1A3(3)         17,900,000     1M LIBOR          4.65     56 - 56      22.35%       TBD        8/25/2035         Aaa/AAA
  2A1(4)        465,900,000     1M LIBOR          2.15      1 - 56      22.35%       TBD        8/25/2035         Aaa/AAA
    M1           42,000,000     1M LIBOR          4.25     45 - 56      18.85%       TBD        8/25/2035         Aa1/AA+
    M2           42,600,000     1M LIBOR          4.13     43 - 56      15.30%       TBD        8/25/2035         Aa2/AA+
    M3           25,200,000     1M LIBOR          4.07     41 - 56      13.20%       TBD        8/25/2035         Aa3/AA+
    M4           22,800,000     1M LIBOR          4.03     40 - 56      11.30%       TBD        8/25/2035          A1/AA
    M5           19,800,000     1M LIBOR          4.00     40 - 56      9.65%        TBD        8/25/2035          A2/AA
    M6           17,400,000     1M LIBOR          3.98     39 - 56      8.20%        TBD        8/25/2035         A3/AA-
    M7           19,200,000     1M LIBOR          3.97     39 - 56      6.60%        TBD        8/25/2035         Baa1/A+
    M8           15,000,000     1M LIBOR          3.95     38 - 56      5.35%        TBD        8/25/2035         Baa2/A
    M9           13,800,000     1M LIBOR         3.95      38 - 56      4.20%        TBD        8/25/2035         Baa3/A-
    B1           19,200,000     1M LIBOR         3.93      37 - 56      2.60%        TBD        8/25/2035         NR/BBB+
    B2            7,200,000     1M LIBOR         3.92      37 - 56      2.00%        TBD        8/25/2035         NR/BBB
    B3                          1M LIBOR         3.92      37 - 56      1.20%        TBD        8/25/2035         NR/BBB-
                  9,600,000
--------------------------------------------------------------------------------------------------------------------------------

(1)   See "Pricing Prepayment Speed" below.
(2) Initial Credit Enhancement includes initial overcollateralization of approximately 1.20%.

(3)   The Class 1A1, 1A2 and 1A3 Notes are the Senior Notes of Group 1.

(4)   The Class 2A1 Notes are the Senior Notes of Group 2.

(5) The interest rate on the Notes will be subject to the applicable Net Funds Cap and a hard cap of 12.50%.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================



----------------------------------------------------------------------------------------------------------------------
                                                  Summary of Terms
----------------------------------------------------------------------------------------------------------------------

Issuer:                              Aames Mortgage Investment Trust 2005-2

Depositor:                           CWABS, Inc.

Indenture Trustee:                   Deutsche Bank National Trust Company

Owner Trustee:                       Wilmington Trust Company

Master Servicer and Securities       Wells Fargo Bank, N.A.
Administrator:

Seller:                              Aames Investment Corporation

Servicer:                            Aames Capital Corporation

Co-Lead Managers:                    Countrywide Securities Corporation and Citigroup Global Markets

Co-Managers:                         Bear, Stearns & Co. Inc., CSFB, Friedman Billings Ramsey, Lehman Brothers Inc.,
                                     Morgan Stanley & Co. Inc. and RBS Greenwich Captial

Payment Date:                        25th of each month, or the next succeeding Business Day
                                     First Payment Date:  June 27, 2005

Statistical Cut-Off Date:            May 1, 2005

Statistical Mortgage Loans:          As of the Statistical Cut-Off Date, the aggregate collateral pool consists of
                                     5,749 loans with an unpaid principal balance of approximately $1,019,254,220.

                                     On the Closing Date, the aggregate unpaid principal balance of mortgage loans conveyed to the trust will be approximately $1,200,000,000.

Pricing Date:                        Week of May 23, 2005

Closing Date:                        On or about May 31, 2005

Settlement Date:                     On or about May 31, 2005 through DTC, Euroclear or Clearstream.

Delay Days:                          The Notes will have a 0 day delay.

Day Count:                           The Notes will accrue on an actual/360 basis.

Collection Period:                   2nd day of prior month through 1st day of month of the related Payment Date.
----------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================



-----------------------------------------------------------------------------------------------------------------------
                                             Summary of Terms (continued)
-----------------------------------------------------------------------------------------------------------------------

Servicing Fee:                       The servicing fee is equal to 0.500% of the loan principal balance annually.

Master Servicing Fee:                The master servicing fee is equal to 0.0125% of the loan principal balance annually.

Clearing/Registration:               Book-entry through DTC, Euroclear, and Clearstream.

Senior Notes:                        Classes 1A1, 1A2, 1A3 and 2A1

Subordinate Notes:                   Classes M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and  B3

Denomination:                        $25,000 minimum and increments $1 in excess thereof for the Senior Notes.

                                     $100,000 minimum and increments $1 in excess thereof for the Subordinate Notes.

SMMEA Eligibility:                   The Senior Notes and the Class M1, M2, M3, M4, and M5 Notes are expected to be
                                     SMMEA eligible.

ERISA Eligibility:                   The Notes are expected to be ERISA eligible.

Tax Status:                          Debt for Federal income tax purposes.
-----------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================


Principal Payment Priority

At the senior level, the collateral is divided into two groups: Group 1 and Group 2;

      I. Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

      1. All principal from Group 1 will be paid to the Class 1A1, 1A2 and 1A3 Notes sequentially until their principal balances are reduced to zero.

      2. All principal from Group 2 will be paid to the Class 2A1 Notes until its principal balance is reduced to zero.

      3. If the Senior Notes of either group have been reduced to zero, all principal from that group will be allocated to the Senior Notes of the other group, to be paid as described above, until all the Senior Notes have been reduced to zero. Once the Senior Notes have been retired, principal will be allocated sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Notes, in that order, in each case until its principal balance is reduced to zero.

      II. On or after the Stepdown Date and as long as a Trigger Event is not in effect: principal from each group will be paid to the related Senior Notes as follows:

      1. All principal from Group 1 will be paid as described in Step I(1) above and all principal from Group 2 will be paid as described in Step I(2) above, concurrently, until the Targeted Senior Enhancement Percentage has been reached (i.e., equals two times the initial Senior Enhancement Percentage);

      2. If the Senior Notes of either group have been reduced to zero, all principal from that group will be allocated to the Senior Notes of the other group, to be paid as described in Step II(1) above, until the Targeted Senior Enhancement Percentage has been reached. Once the Targeted Senior Enhancement Percentage has been reached, all principal will then be allocated sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Notes, in that order, so that the credit enhancement behind each class equals two times the respective original credit enhancement percentage for such class, as a product of the current aggregate loan balance, subject to a floor equal to 0.50% of the Cut-Off Date collateral balance.

      III. The Stepdown Date is the later of (i) the Payment Date upon which the Senior Enhancement Percentage (as defined herein) is at least double the initial Senior Enhancement Percentage (i.e. meets the Targeted Senior Enhancement Percentage as defined in the prospectus supplement), or (ii) the 37th Payment Date.


Current Interest

"Current Interest" for any Class of offered notes for any Payment Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the principal balance of that Class.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================


Interest Payment Priority

The Interest Rates for the Class 1A1, 1A2, 1A3, 2A1, M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Notes (the "LIBOR Notes") will be equal to the least of (i) 1 Month LIBOR plus their respective margins, (ii) 12.50%, and (iii) the applicable Net Funds Cap (as defined herein). Interest for the LIBOR Notes will be calculated on an actual/360 basis.

The "Accrual Period" for any Class of LIBOR Notes for each Payment Date will be the one-month period beginning on the immediately preceding Payment Date (or in the case of the first Accrual Period, beginning on the Settlement Date) and ending on the day immediately preceding the related Payment Date.

Interest received or advanced on each Payment Date will be allocated in the following priority:

1. To pay the Servicing Fee, Master Servicing Fee, and certain costs, liabilities, and expenses of the Indenture Trustee, Servicer, Master Servicer, or Securities Administrator to the extent provided in the Transfer and Servicing Agreement;

2. To pay Current Interest pro rata to the Class 1A1, 1A2 and 1A3 Notes from Group 1 Interest;

3.    To pay Current Interest to the Class 2A1 Notes from Group 2 Interest;

4. To pay Current Interest to Classes M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 sequentially and in that order;

5. To pay to the Indenture Trustee, Master Servicer and the Securities Administrator previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Transfer and Servicing Agreement;

6. Any interest remaining after the application of (1) through (5) above will be deemed excess interest for such Payment Date and will be distributed as principal, according to the principal distribution rule in effect for such Payment Date, as needed to maintain the OC Target;

7. To pay concurrently in proportion of their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Payment Date, to the Senior Notes, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the applicable Interest Rate Cap Agreement(1);

8. To pay sequentially to Classes M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the applicable Interest Rate Cap Agreement(2);

9. To pay any principal shortfalls to the Subordinate Notes as described in the prospectus supplement; and

10.   To pay remaining amounts to the holder of the trust certificates. (1)
      (2)

      (1) Any amounts received under the Group 1 Interest Rate Cap Agreement and the Group 2 Interest Rate Cap Agreement will be allocated in steps (7) and (10), in that order of priority to the related Classes of Notes.

      (2) Any amounts received under the Subordinate Interest Rate Cap Agreement will be allocated in steps (8) and (10), in that order of priority.



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================


Group 1 Interest Rate Cap Agreement

The Group 1 Interest Rate Cap Agreement will be purchased by the Trust for the benefit of the Group 1 Notes to (i) protect against interest rate risk from upward movement in 1 Month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans. The Group 1 Interest Rate Cap Agreement is not subordinated to losses. The Group 1 Interest Rate Cap Agreement will have the strike rates and ceiling rates shown in the table below. It will contribute cash in the event one-month LIBOR rises above the strike rate. The notional balance of the Group 1 Interest Rate Cap Agreement will amortize according to its schedule. The table below is an approximation of the schedule for the interest rate cap the Trust intends to purchase.

On each Payment Date, the interest rate cap provider will make payments equal to the product of (a) the lesser of the Group 1 Interest Rate Cap Agreement notional balance for that month and the Group 1 Note principal balances prior to any principal distributions for such Payment Date, (b) the excess, if any, of (i) the lesser of 1 Month LIBOR for such determination date and the applicable ceiling rate over (ii) the applicable strike rate and (c) the actual number of days in the corresponding Accrual Period for the transaction divided by 360. Any amounts received under the Group 1 Interest Rate Cap Agreement that are not needed to pay Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts to the Group 1 Senior Notes on the Payment Date with respect to which such amounts were received will be distributed to the holders of the trust certificates on that Payment Date and will not be available to pay any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts to the Class 2A1 Notes or the Subordinate Notes on that Payment Date or to any class of LIBOR Notes on a subsequent Payment Date.



-------------------------------------------------------------------------------------------------------------------------
  Period         Notional           Approx.      Approx.                                       Approx.        Approx.
                                    Strike      Ceiling                   Notional             Strike         Ceiling
                Balance ($)        Rate (%)     Rate (%)       Period    Balance ($)           Rate (%)       Rate (%)
-------------------------------------------------------------------------------------------------------------------------
     1          465,900,000        8.28578%      8.75000%        13        361,716,637         6.63332%       8.75000%
     2          461,546,056        6.86312%      8.75000%        14        350,156,236         6.86273%       8.75000%
     3          456,340,758        6.63363%      8.75000%        15        338,862,942         6.63325%       8.75000%
     4          450,291,156        6.63360%      8.75000%        16        327,830,622         6.63322%       8.75000%
     5          443,407,942        6.86303%      8.75000%        17        317,053,284         6.86262%       8.75000%
     6          435,705,476        6.63354%      8.75000%        18        306,525,071         6.63315%       8.75000%
     7          427,201,796        6.86296%      8.75000%        19        296,240,261         6.86255%       8.75000%
     8          417,918,593        6.63348%      8.75000%        20        286,193,264         6.63308%       8.75000%
     9          407,881,171        6.63345%      8.75000%        21        276,378,616         6.63304%       8.75000%
    10          397,118,376        7.37093%      8.75000%        22        266,790,980         7.37047%       8.75000%
    11          385,662,491        6.63339%      8.75000%        23        257,425,137         6.63337%       8.74988%
    12          373,550,421        6.86280%      8.75000%
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================


Group 2 Interest Rate Cap Agreement

The Group 2 Interest Rate Cap Agreement will be purchased by the Trust for the benefit of the Class 2A1 Notes to (i) protect against interest rate risk from upward movement in 1 Month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans. The Group 2 Interest Rate Cap Agreement is not subordinated to losses. The Group 2 Interest Rate Cap Agreement will have the strike rates and ceiling rates shown in the table below. It will contribute cash in the event one-month LIBOR rises above the strike rate. The notional balance of the Group 2 Interest Rate Cap Agreement will amortize according to its schedule. The table below is an approximation of the schedule for the interest rate cap the Trust intends to purchase.

On each Payment Date, the interest rate cap provider will make payments equal to the product of (a) the lesser of the Group 2 Interest Rate Cap Agreement notional balance for that month and the Class 2A1 Note principal balances prior to any principal distributions for such Payment Date, (b) the excess, if any, of (i) the lesser of 1 Month LIBOR for such determination date and the applicable ceiling rate over (ii) the applicable strike rate and (c) the actual number of days in the corresponding Accrual Period for the transaction divided by 360. Any amounts received under the Group 2 Interest Rate Cap Agreement that are not needed to pay Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts to the Class 2A1 Notes on the Payment Date with respect to which such amounts were received will be distributed to the holders of the trust certificates on that Payment Date and will not be available to pay any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts to the Group 1 Notes or the Subordinate Notes on that Payment Date or to any class of LIBOR Notes on a subsequent Payment Date.



-------------------------------------------------------------------------------------------------------------------------
                                    Approx.      Approx.                                        Approx.        Approx.
                 Notional           Strike       Ceiling                     Notional           Strike        Ceiling
  Period        Balance ($)        Rate (%)      Rate (%)      Period       Balance ($)        Rate (%)       Rate (%)
-------------------------------------------------------------------------------------------------------------------------
     1          465,900,000        7.60987%      9.75000%        16        328,297,563         6.08757%       9.75000%
     2          461,583,811        6.29982%      9.75000%        17        317,540,421         6.29874%       9.75000%
     3          456,416,082        6.08847%      9.75000%        18        307,031,567         6.08741%       9.75000%
     4          450,403,698        6.08841%      9.75000%        19        296,765,300         6.29858%       9.75000%
     5          443,557,179        6.29962%      9.75000%        20        286,736,054         6.08726%       9.75000%
     6          435,890,716        6.08828%      9.75000%        21        276,938,386         6.08718%       9.75000%
     7          427,422,177        6.29949%      9.75000%        22        267,366,980         6.76607%       9.75000%
     8          418,173,088        6.08815%      9.75000%        23        258,016,641         6.08701%       9.75000%
     9          408,168,588        6.08808%      9.75000%        24        248,866,488         8.18960%       8.81467%
    10          397,437,365        6.76709%      9.75000%        25        227,290,204         7.92042%       8.83800%
    11          386,011,550        6.08794%      9.75000%        26        206,863,136         8.19279%       8.80760%
    12          373,927,709        6.29914%      9.75000%        27        187,589,509         7.92047%       8.83801%
    13          362,117,718        6.08780%      9.75000%        28        169,406,147         7.92047%       8.83801%
    14          350,580,173        6.29898%      9.75000%        29        153,784,987         8.19285%       8.80763%
    15          339,308,825        6.08765%      9.75000%
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================



Subordinate Interest Rate Cap Agreement

The Subordinate Interest Rate Cap Agreement will be purchased by the Trust for the benefit of the Subordinate Notes to (i) protect against interest rate risk from upward movement in 1 Month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans. The Subordinate Interest Rate Cap Agreement is not subordinated to losses. The Subordinate Interest Rate Cap Agreement will have the strike rates and ceiling rates shown in the table below. It will contribute cash in the event one-month LIBOR rises above the strike rate. The notional balance of the Subordinate Interest Rate Cap Agreement will amortize according to its schedule. The table below is an approximation of the schedule for the interest rate cap the Trust intends to purchase.

On each Payment Date, the interest rate cap provider will make payments equal to the product of (a) the lesser of the Subordinate Interest Rate Cap Agreement notional balance for that month and the Subordinate Note principal balances prior to any principal distributions for such Payment Date, (b) the excess, if any, of (i) the lesser of 1 Month LIBOR for such determination date and the applicable ceiling rate over (ii) the applicable strike rate and (c) the actual number of days in the corresponding Accrual Period for the transaction divided by 360. Any amounts received under the Subordinate Interest Rate Cap Agreement that are not needed to pay Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts to the Subordinate Notes on the Payment Date with respect to which such amounts were received will be distributed to the holders of the trust certificates on that Payment Date and will not be available to pay any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts to the Senior Notes on that Payment Date or to any class of LIBOR Notes on a subsequent Payment Date.



-------------------------------------------------------------------------------------------------------------------------
                                    Approx.      Approx.                                        Approx.        Approx.
                 Notional           Strike       Ceiling                     Notional           Strike        Ceiling
  Period        Balance ($)        Rate (%)      Rate (%)      Period       Balance ($)        Rate (%)       Rate (%)
-------------------------------------------------------------------------------------------------------------------------
     1          253,800,000        7.63252%      7.93470%        16        253,800,000         6.36039%       8.25000%
     2          253,800,000        6.36110%      8.02963%        17        253,800,000         6.36034%       8.02966%
     3          253,800,000        6.58142%      8.47037%        18        253,800,000         6.58062%       8.47034%
     4          253,800,000        6.36101%      8.25000%        19        253,800,000         6.36022%       8.02965%
     5          253,800,000        6.36096%      8.02964%        20        253,800,000         6.58051%       8.47034%
     6          253,800,000        6.58128%      8.47037%        21        253,800,000         6.36011%       8.25000%
     7          253,800,000        6.36086%      8.02963%        22        253,800,000         6.36005%       7.54178%
     8          253,800,000        6.58118%      8.47037%        23        253,800,000         7.06843%       8.95818%
     9          253,800,000        6.36077%      8.25000%        24        253,800,000         7.96843%       7.96843%
    10          253,800,000        6.36072%      7.54171%        25        253,800,000         8.24393%       8.42123%
    11          253,800,000        7.06895%      8.95828%        26        253,800,000         7.96995%       7.96995%
    12          253,800,000        6.36061%      8.02964%        27        253,800,000         8.24398%       8.42118%
    13          253,800,000        6.58091%      8.47035%        28        253,800,000         7.96999%       8.14717%
    14          253,800,000        6.36051%      8.02965%
    15          253,800,000        6.58080%      8.47035%
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================



Pricing Prepayment

The Senior Notes and Subordinate Notes will be priced based on the following collateral prepayment assumptions:

--------------------------------------------------------------------------------
Pricing Prepayment
--------------------------------------------------------------------------------
100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 18% CPR for each month thereafter, building to 24% CPR in month 12 and remaining constant at 24% CPR until month 24, increasing to and remaining constant at 50% CPR from month 25 until month 27, in month 28 decreasing 1/6th of 20% CPR for each month to 30% CPR in month 34 and remaining constant at 30% CPR from month 35 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
--------------------------------------------------------------------------------

Net Funds Cap

The "Net Funds Cap" is generally equal to the following (subject to certain exceptions described in the prospectus supplement):


-------------------------------------------------------------------------------
Group 1          The weighted average Net Mortgage Rate of the Group 1
                 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
-------------------------------------------------------------------------------
Group 2          The weighted average Net Mortgage Rate of the Group 2
                 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
-------------------------------------------------------------------------------
Subordinate      The weighted average of the Net Mortgage Rate of the
                 Group 1 Mortgage Loans and Group 2 Mortgage Loans,
                 weighted on the basis of the excess of the principal
                 balance of the related Mortgage Loans over the
                 principal balance of the related Senior Certificates
                 (adjusted to an effective rate reflecting the accrual
                 of interest on an actual/360 basis).
-------------------------------------------------------------------------------

Basis Risk Shortfall

With respect to each Payment Date, to the extent that (a) the amount of Current Interest payable to a Class, as calculated without regard to the applicable Net Funds Cap (but with regard to the maximum rate of 12.50%), exceeds (b) the amount actually paid based on the applicable Net Funds Cap (such excess, a "Basis Risk Shortfall"), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the trust certificates are entitled to any distributions. The "Unpaid Basis Risk Shortfall" for any Class of Notes on any Payment Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Payment Dates, together with interest thereon at the applicable Interest Rate (determined without regard to the Net Funds Cap) (but with regard to the maximum rate of 12.50%), less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Payment Date.


20% Optional Redemption

The transaction may be called on or after the first Payment Date following the month in which the principal balance of the Mortgage Loans is reduced to less than 20% of the Cut-off Date collateral balance. If the optional redemption is not exercised on the first Payment Date on which it is able to be exercised, beginning with the next succeeding Payment Date, the margin on the Senior Notes will double and the margins on the Subordinate Notes will increase to
1.5 times their initial margin.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================


Credit Enhancement

Credit enhancement will consist of:

(i)    Excess interest
(ii)   Overcollateralization
(iii)  Subordination

Overcollateralization

Excess interest will be used to pay down the notes so the aggregate loan balance exceeds the aggregate note principal balance (Overcollateralization or "OC"). Excess spread will be used to maintain the OC Target.

The OC Target with respect to any Payment Date prior to the Stepdown Date is equal to 1.20% of the Cut-Off Date collateral balance. On or after the Stepdown Date, the OC Target is equal to 2.40% of the current collateral balance, subject to a floor equal to 0.50% of the Cut-Off Date collateral balance. If a Trigger Event has occurred on the related Payment Date, the OC Target will be the same as the OC Target on the preceding Payment Date.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================



Trigger Event

A "Trigger Event" will have occurred with respect to any Payment Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [39.00]% of the Senior Enhancement Percentage for that Payment Date or if Cumulative Realized Losses exceed certain levels set by the rating agencies, which are expected to be as follows:

      Payment Date                    Loss Percentage
      ------------                    ---------------

      June 2008 to May 2009           [3.50]% for the first month, plus an
                                      additional 1/12th of [1.75]% for each
                                      month thereafter

      June 2009 to May 2010           [5.25]% for the first month, plus an
                                      additional 1/12th of [1.50]% for each
                                      month thereafter

      June 2010 to May 2011           [6.75]% for the first month, plus an
                                      additional 1/12th of [1.00]% for each
                                      month thereafter

      June 2011 and thereafter        [7.75]%



The "Rolling Three Month Delinquency Rate" with respect to any Payment Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Payment Dates) immediately preceding months.

The "Delinquency Rate" for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the close of business on the last day of such month.

"Cumulative Realized Losses" with respect to any Payment Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by
(y) the Cut-off Date collateral balance.

The "Senior Enhancement Percentage" for any Payment Date will be the fraction, expressed as a percentage, the numerator of which the aggregate note principal amount of the Subordinate Notes, and the OC (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate collateral balance, after giving effect to distributions on that Payment Date.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================


                           Discount Margin (bps) (1)

Class 1A1 (To Call)
--------------------------------------------------------------------------------
     Margin (bps)               8
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100.000%                 8          8          8          8          8
================================================================================
 WAL (yr)                     10.26       0.92       0.78       0.69       0.59
 MDUR (yr)                     8.49       0.90       0.77       0.68       0.59
 First Prin Pay               Jun05      Jun05      Jun05      Jun05      Jun05
 Last Prin Pay                Dec21      Jan07      Sep06      Jul06      May06
--------------------------------------------------------------------------------


Class 1A1 (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)               8
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100.000%                 8          8          8          8          8
================================================================================
 WAL (yr)                     10.26       0.92       0.78       0.69       0.59
 MDUR (yr)                     8.49       0.90       0.77       0.68       0.59
 First Prin Pay               Jun05      Jun05      Jun05      Jun05      Jun05
 Last Prin Pay                Dec21      Jan07      Sep06      Jul06      May06
--------------------------------------------------------------------------------


Class 1A2 (To Call)
--------------------------------------------------------------------------------
     Margin (bps)               20
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
    DM @ 100.000%               20         20         20         20         20
================================================================================
 WAL (yr)                     23.15       3.39       2.66       2.12       1.78
 MDUR (yr)                    16.03       3.17       2.53       2.04       1.72
 First Prin Pay               Dec21      Jan07      Sep06      Jul06      May06
 Last Prin Pay                Jan33      Apr11      Jan10      Feb09      Nov07
--------------------------------------------------------------------------------


Class 1A2 (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)               20
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100.000%                 20         21         21         21         20
================================================================================
 WAL (yr)                     23.29       3.68       2.88       2.21       1.78
 MDUR (yr)                    16.09       3.40       2.71       2.12       1.72
 First Prin Pay               Dec21      Jan07      Sep06      Jul06      May06
 Last Prin Pay                Oct34      Oct15      Jul13      Dec11      Nov07
--------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================



                           Discount Margin (bps) (1)


Class 1A3 (To Call)
--------------------------------------------------------------------------------
     Margin (bps)               35
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
DM @ 100.000%                   35         35         35         35         35
================================================================================
 WAL (yr)                     27.65       5.90       4.65       3.74       2.52
 MDUR (yr)                    17.73       5.33       4.29       3.50       2.41
 First Prin Pay               Jan33      Apr11      Jan10      Feb09      Nov07
 Last Prin Pay                Jan33      Apr11      Jan10      Feb09      Dec07
--------------------------------------------------------------------------------


Class 1A3 (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)               35
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100.000%                 36         52         53         53         35
================================================================================
 WAL (yr)                     29.66      13.28      10.45       8.44       2.52
 MDUR (yr)                    18.47      10.51       8.67       7.24       2.41
 First Prin Pay               Oct34      Oct15      Jul13      Dec11      Nov07
 Last Prin Pay                Apr35      Jun23      Oct19      Jan17      Dec07
--------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================




                           Discount Margin (bps) (1)

Class 2A1 (To Call)
--------------------------------------------------------------------------------
     Margin (bps)               24
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100.000%                 24         24         24         24         24
================================================================================
 WAL (yr)                     19.29       2.71       2.15       1.73       1.43
 MDUR (yr)                    13.69       2.54       2.04       1.66       1.39
 First Prin Pay               Jun05      Jun05      Jun05      Jun05      Jun05
 Last Prin Pay                Jan33      Apr11      Jan10      Feb09      Dec07
--------------------------------------------------------------------------------


Class 2A1 (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)               24
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100.000%                 24         27         27         27         24
================================================================================
 WAL (yr)                     19.46       3.19       2.52       1.98       1.43
 MDUR (yr)                    13.76       2.90       2.34       1.87       1.39
 First Prin Pay               Jun05      Jun05      Jun05      Jun05      Jun05
 Last Prin Pay                Apr35      Aug23      Nov19      Feb17      Dec07
--------------------------------------------------------------------------------


Class M1 (To Call)
--------------------------------------------------------------------------------
     Margin (bps)               42
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
    DM @ 100.000%               42         42         42         42         42
================================================================================
 WAL (yr)                     26.38       4.85       4.25       3.74       2.69
 MDUR (yr)                    17.07       4.43       3.93       3.50       2.56
 First Prin Pay               Jun28      Aug08      Feb09      Feb09      Dec07
 Last Prin Pay                Jan33      Apr11      Jan10      Feb09      Feb08
--------------------------------------------------------------------------------


Class M1 (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)               42
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100.000%                 42         46         46         48         42
================================================================================
 WAL (yr)                     26.85       6.16       5.26       5.37       2.71
 MDUR (yr)                    17.25       5.40       4.73       4.86       2.58
 First Prin Pay               Jun28      Aug08      Feb09      Nov09      Dec07
 Last Prin Pay                Mar35      Feb21      Oct17      May15      Mar08
--------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================



                           Discount Margin (bps) (1)

Class M2 (To Call)
--------------------------------------------------------------------------------
     Margin (bps)               45
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100.000%                 45         45         45         45         45
================================================================================
 WAL (yr)                     26.38       4.85       4.13       3.74       2.74
 MDUR (yr)                    17.01       4.42       3.83       3.49       2.60
 First Prin Pay               Jun28      Jul08      Dec08      Feb09      Feb08
 Last Prin Pay                Jan33      Apr11      Jan10      Feb09      Feb08
--------------------------------------------------------------------------------


Class M2 (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)               45
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100.000%                 45         49         49         50         54
================================================================================
 WAL (yr)                     26.85       6.14       5.13       4.87       5.01
 MDUR (yr)                    17.19       5.37       4.61       4.44       4.50
 First Prin Pay               Jun28      Jul08      Dec08      May09      Mar08
 Last Prin Pay                Mar35      Jul20      Apr17      Jan15      Mar14
--------------------------------------------------------------------------------


Class M3 (To Call)
--------------------------------------------------------------------------------
     Margin (bps)               48
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
    DM @ 100.000%               48         48         48         48         48
================================================================================
 WAL (yr)                     26.38       4.84       4.07       3.74       2.74
 MDUR (yr)                    16.95       4.41       3.77       3.49       2.60
 First Prin Pay               Jun28      Jul08      Oct08      Feb09      Feb08
 Last Prin Pay                Jan33      Apr11      Jan10      Feb09      Feb08
--------------------------------------------------------------------------------


Class M3 (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)               48
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100.000%                 48         52         52         52         60
================================================================================
 WAL (yr)                     26.85       6.11       5.05       4.63       5.59
 MDUR (yr)                    17.12       5.35       4.54       4.23       5.04
 First Prin Pay               Jun28      Jul08      Oct08      Mar09      May10
 Last Prin Pay                Feb35      Nov19      Oct16      Aug14      Apr12
--------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================



                           Discount Margin (bps) (1)

Class M4 (To Call)
--------------------------------------------------------------------------------
     Margin (bps)               62
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100.000%                 62         62         62         62         62
================================================================================
 WAL (yr)                     26.38       4.84       4.03       3.71       2.74
 MDUR (yr)                    16.68       4.39       3.73       3.46       2.60
 First Prin Pay               Jun28      Jul08      Sep08      Jan09      Feb08
 Last Prin Pay                Jan33      Apr11      Jan10      Feb09      Feb08
--------------------------------------------------------------------------------


Class M4 (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)               62
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100.000%                 62         67         67         67         75
================================================================================
 WAL (yr)                     26.85       6.09       5.00       4.50       4.82
 MDUR (yr)                    16.84       5.31       4.48       4.10       4.39
 First Prin Pay               Jun28      Jul08      Sep08      Jan09      Oct09
 Last Prin Pay                Feb35      May19      May16      Apr14      Jan12
--------------------------------------------------------------------------------


Class M5 (To Call)
--------------------------------------------------------------------------------
     Margin (bps)               65
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
    DM @ 100.000%               65         65         65         65         65
================================================================================
 WAL (yr)                     26.38       4.84       4.00       3.63       2.74
 MDUR (yr)                    16.62       4.39       3.70       3.39       2.59
 First Prin Pay               Jun28      Jun08      Sep08      Nov08      Feb08
 Last Prin Pay                Jan33      Apr11      Jan10      Feb09      Feb08
--------------------------------------------------------------------------------


Class M5 (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)               65
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100.000%                 65         71         70         70         77
================================================================================
 WAL (yr)                     26.85       6.07       4.95       4.41       4.42
 MDUR (yr)                    16.78       5.29       4.44       4.02       4.05
 First Prin Pay               Jun28      Jun08      Sep08      Nov08      Jun09
 Last Prin Pay                Feb35      Nov18      Dec15      Dec13      Oct11
--------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================



                           Discount Margin (bps) (1)

Class M6 (To Call)
--------------------------------------------------------------------------------
     Margin (bps)               68
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100.000%                 68         68         68         68         68
================================================================================
 WAL (yr)                     26.38       4.83       3.98       3.57       2.74
 MDUR (yr)                    16.56       4.38       3.68       3.33       2.59
 First Prin Pay               Jun28      Jun08      Aug08      Oct08      Feb08
 Last Prin Pay                Jan33      Apr11      Jan10      Feb09      Feb08
--------------------------------------------------------------------------------


Class M6 (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)               68
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100.000%                 68         74         74         73         79
================================================================================
 WAL (yr)                     26.85       6.03       4.91       4.33       4.17
 MDUR (yr)                    16.72       5.26       4.40       3.95       3.83
 First Prin Pay               Jun28      Jun08      Aug08      Oct08      Mar09
 Last Prin Pay                Jan35      May18      Jul15      Aug13      Jul11
--------------------------------------------------------------------------------


Class M7 (To Call)
--------------------------------------------------------------------------------
     Margin (bps)              125
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
    DM @ 100.000%              125        125        125        125        125
================================================================================
 WAL (yr)                     26.38       4.83       3.97       3.53       2.74
 MDUR (yr)                    15.52       4.30       3.62       3.25       2.57
 First Prin Pay               Jun28      Jun08      Aug08      Sep08      Feb08
 Last Prin Pay                Jan33      Apr11      Jan10      Feb09      Feb08
--------------------------------------------------------------------------------


Class M7 (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)              125
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100.000%                126        135        135        134        143
================================================================================
 WAL (yr)                     26.84       5.99       4.87       4.25       3.97
 MDUR (yr)                    15.65       5.12       4.30       3.83       3.61
 First Prin Pay               Jun28      Jun08      Aug08      Sep08      Dec08
 Last Prin Pay                Jan35      Oct17      Feb15      Mar13      Mar11
--------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================



                           Discount Margin (bps) (1)

Class M8 (To Call)
--------------------------------------------------------------------------------
     Margin (bps)              135
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100.000%                135        135        135        135        135
================================================================================
 WAL (yr)                     26.38       4.83       3.95       3.49       2.74
 MDUR (yr)                    15.34       4.29       3.59       3.21       2.56
 First Prin Pay               Jun28      Jun08      Jul08      Aug08      Feb08
 Last Prin Pay                Jan33      Apr11      Jan10      Feb09      Feb08
--------------------------------------------------------------------------------


Class M8 (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)              135
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100.000%                136        145        145        145        153
================================================================================
 WAL (yr)                     26.84       5.94       4.80       4.18       3.81
 MDUR (yr)                    15.48       5.07       4.23       3.76       3.47
 First Prin Pay               Jun28      Jun08      Jul08      Aug08      Nov08
 Last Prin Pay                Dec34      Jan17      Jul14      Oct12      Nov10
--------------------------------------------------------------------------------


Class M9 (To Call)
--------------------------------------------------------------------------------
     Margin (bps)              175
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
    DM @ 100.000%              175        175        175        175        175
================================================================================
 WAL (yr)                     26.38       4.83       3.95       3.46       2.74
 MDUR (yr)                    14.68       4.24       3.55       3.16       2.54
 First Prin Pay               Jun28      Jun08      Jul08      Aug08      Feb08
 Last Prin Pay                Jan33      Apr11      Jan10      Feb09      Feb08
--------------------------------------------------------------------------------


Class M9 (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)              175
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 100.000%                176        187        187        187        196
================================================================================
 WAL (yr)                     26.83       5.86       4.74       4.11       3.68
 MDUR (yr)                    14.79       4.95       4.14       3.66       3.33
 First Prin Pay               Jun28      Jun08      Jul08      Aug08      Sep08
 Last Prin Pay                Nov34      May16      Dec13      Apr12      Jul10
--------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================



                           Discount Margin (bps) (1)

Class B1 (To Call)
--------------------------------------------------------------------------------
     Margin (bps)              300
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 91.617%                 368        510        550        582        645
================================================================================
 WAL (yr)                     26.38       4.83       3.93       3.42       2.74
 MDUR (yr)                    12.24       4.00       3.36       2.98       2.43
 First Prin Pay               Jun28      Jun08      Jun08      Jul08      Feb08
 Last Prin Pay                Jan33      Apr11      Jan10      Feb09      Feb08
--------------------------------------------------------------------------------


Class B1 (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)              300
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 91.617%                 368        503        538        567        606
================================================================================
 WAL (yr)                     26.79       5.71       4.61       3.97       3.51
 MDUR (yr)                    12.31       4.51       3.79       3.36       3.04
 First Prin Pay               Jun28      Jun08      Jun08      Jul08      Aug08
 Last Prin Pay                Sep34      Jul15      Apr13      Oct11      Feb10
--------------------------------------------------------------------------------


Class B2 (To Call)
--------------------------------------------------------------------------------
     Margin (bps)              300
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
    DM @ 86.254%               417        657        725        779        884
================================================================================
 WAL (yr)                     26.38       4.83       3.92       3.41       2.74
 MDUR (yr)                    11.82       3.93       3.30       2.93       2.39
 First Prin Pay               Jun28      Jun08      Jun08      Jun08      Feb08
 Last Prin Pay                Jan33      Apr11      Jan10      Feb09      Feb08
--------------------------------------------------------------------------------


Class B2 (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)              300
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 86.254%                 417        639        701        751        813
================================================================================
 WAL (yr)                     26.72       5.47       4.41       3.81       3.34
 MDUR (yr)                    11.87       4.29       3.61       3.20       2.87
 First Prin Pay               Jun28      Jun08      Jun08      Jun08      Jul08
 Last Prin Pay                Apr34      Nov13      Jan12      Sep10      May09
--------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================



                           Discount Margin (bps) (1)

Class B3 (To Call)
--------------------------------------------------------------------------------
     Margin (bps)              300
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 78.518%                 496        889        1000       1094       1259
================================================================================
 WAL (yr)                     26.38       4.83       3.92       3.38       2.74
 MDUR (yr)                    11.15       3.82       3.22       2.84       2.34
 First Prin Pay               Jun28      Jun08      Jun08      Jun08      Feb08
 Last Prin Pay                Jan33      Apr11      Jan10      Feb09      Feb08
--------------------------------------------------------------------------------


Class B3 (To Maturity)
--------------------------------------------------------------------------------
     Margin (bps)              300
--------------------------------------------------------------------------------
Percent of Pricing              0%        80%        100%       120%       150%
Prepayment Speed

================================================================================
  DM @ 78.518%                 496        870        978        1067       1159
================================================================================
 WAL (yr)                     26.56       5.12       4.14       3.56       3.17
 MDUR (yr)                    11.17       3.98       3.35       2.96       2.68
 First Prin Pay               Jun28      Jun08      Jun08      Jun08      Jun08
 Last Prin Pay                Dec33      Dec12      Apr11      Feb10      Dec08
--------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================




------------------------------------------------------------------------------------------------
                   Effective Net Funds Cap Schedule* (1) (2)
------------------------------------------------------------------------------------------------
     1          9.000      10.000       8.500        31       10.806      10.331      10.568
------------------------------------------------------------------------------------------------
     2          9.000      10.000       8.500        32       10.457       9.998      10.227
------------------------------------------------------------------------------------------------
     3          9.000      10.000       8.500        33       10.457       9.998      10.228
------------------------------------------------------------------------------------------------
     4          9.000      10.000       8.500        34       11.179      10.688      10.933
------------------------------------------------------------------------------------------------
     5          9.000      10.000       8.500        35       10.460       9.998      10.229
------------------------------------------------------------------------------------------------
     6          9.000      10.000       8.500        36       11.823      11.329      11.576
------------------------------------------------------------------------------------------------
     7          9.000      10.000       8.500        37       11.446      10.967      11.206
------------------------------------------------------------------------------------------------
     8          9.000      10.000       8.500        38       11.827      11.333      11.580
------------------------------------------------------------------------------------------------
     9          9.000      10.000       8.500        39       11.446      10.967      11.207
------------------------------------------------------------------------------------------------
     10         9.000      10.000       8.500        40       11.446      10.968      11.207
------------------------------------------------------------------------------------------------
     11         9.000      10.000       8.500        41       11.829      11.333      11.581
------------------------------------------------------------------------------------------------
     12         9.000      10.000       8.500        42       12.370      11.898      12.134
------------------------------------------------------------------------------------------------
     13         9.000      10.000       8.500        43       12.784      12.298      12.541
------------------------------------------------------------------------------------------------
     14         9.000      10.000       8.500        44       12.372      11.901      12.137
------------------------------------------------------------------------------------------------
     15         9.000      10.000       8.500        45       12.372      11.901      12.137
------------------------------------------------------------------------------------------------
     16         9.000      10.000       8.500        46       13.698      13.177      13.437
------------------------------------------------------------------------------------------------
     17         9.000      10.000       8.500        47       12.373      11.902      12.137
------------------------------------------------------------------------------------------------
     18         9.000      10.000       8.500        48       12.816      12.317      12.567
------------------------------------------------------------------------------------------------
     19         9.000      10.000       8.500        49       12.404      11.920      12.162
------------------------------------------------------------------------------------------------
     20         9.000      10.000       8.500        50       12.817      12.317      12.567
------------------------------------------------------------------------------------------------
     21         9.000      10.000       8.500        51       12.404      11.920      12.162
------------------------------------------------------------------------------------------------
     22         9.000      10.000       8.500        52       12.404      11.920      12.162
------------------------------------------------------------------------------------------------
     23         9.000      10.000       8.500        53       12.819      12.317      12.568
------------------------------------------------------------------------------------------------
     24         9.882      10.000       9.628        54       12.435      11.938      12.187
------------------------------------------------------------------------------------------------
     25         9.563      10.000       9.500        55       12.851      12.336      12.594
------------------------------------------------------------------------------------------------
     26         9.882      10.000       9.634        56       12.436      11.938      12.187
------------------------------------------------------------------------------------------------
     27         9.563      10.000       9.500
------------------------------------------------------------------------------------------------
     28         9.563      10.000       9.500
------------------------------------------------------------------------------------------------
     29         9.882      10.000       9.634
------------------------------------------------------------------------------------------------
     30        10.457       9.994      10.226
------------------------------------------------------------------------------------------------

*For purposes of this calculation, it was assumed that payments on the Senior Interest Rate Cap were available to the Senior Notes and payments on the Subordinate Interest Rate Cap are available to the Subordinate Notes as described herein.

(1)   Based on 1 month LIBOR for each period.
(2) 100% of the Pricing Speed Assumption is equal to the pricing assumption as defined on page three.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================



        Available Excess Spread (1) (2)

                Excess                   Excess
    Period    Spread (%)    Period     Spread (%)
---------------------------------------------------
      1          3.97         31          4.49
---------------------------------------------------
      2          3.26         32          4.30
---------------------------------------------------
      3          2.91         33          4.28
---------------------------------------------------
      4          2.79         34          4.59
---------------------------------------------------
      5          2.86         35          4.24
---------------------------------------------------
      6          2.68         36          4.52
---------------------------------------------------
      7          2.74         37          4.34
---------------------------------------------------
      8          2.53         38          4.50
---------------------------------------------------
      9          2.48         39          4.37
---------------------------------------------------
     10          2.86         40          4.39
---------------------------------------------------
     11          2.41         41          4.55
---------------------------------------------------
     12          2.52         42          4.42
---------------------------------------------------
     13          2.34         43          4.58
---------------------------------------------------
     14          2.45         44          4.41
---------------------------------------------------
     15          2.27         45          4.41
---------------------------------------------------
     16          2.23         46          4.89
---------------------------------------------------
     17          2.35         47          4.39
---------------------------------------------------
     18          2.19         48          4.61
---------------------------------------------------
     19          2.32         49          4.43
---------------------------------------------------
     20          2.18         50          4.58
---------------------------------------------------
     21          2.17         51          4.40
---------------------------------------------------
     22          2.59         52          4.39
---------------------------------------------------
     23          2.14         53          4.54
---------------------------------------------------
     24          4.58         54          4.44
---------------------------------------------------
     25          4.39         55          4.59
---------------------------------------------------
     26          4.51         56          4.42
---------------------------------------------------
     27          4.32         57          4.05
---------------------------------------------------
     28          4.28         58          4.59
---------------------------------------------------
     29          4.41         59          4.05
---------------------------------------------------
     30          4.36         60          4.42
---------------------------------------------------

(1) Assumes 1 month LIBOR and 6 month LIBOR are equal to their respective forward curves (as of 5/20//05).
(2) Assumes 100% of the Pricing Speed Assumption, as defined on page three.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================




----------------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics Aggregate

                                     Collateral characteristics are listed below as of 5/1/2005.
----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                   Collateral Summary: Aggregate
-----------------------------------------------------------------------------------------------------------------------------
  Total Number of Loans                                  5,749    Geographic Distribution
  Total Outstanding Loan Balance                $1,019,254,220    (Other States account individually for less than 5.00%
  Average Loan Balance                                $177,292    of the Cut-Off Date Aggregate principal balance
  Fixed Rate                                             0.00%    CA                                                   26.26%
  Adjustable Rate                                      100.00%    FL                                                   23.08%
  Prepayment Penalty Coverage                           74.12%    TX                                                    7.96%
  Weighted Average Coupon                               7.344%    NY                                                    6.24%
  Weighted Average Margin                               5.669%
  Weighted Average Initial Periodic Cap                 3.067%    Occupancy Status
  Weighted Average Periodic Cap                         1.000%      Primary Home                                       95.43%
  Weighted Average Maximum Rate                        13.304%      Investment                                          4.77%
  Weighted Average Floor                                7.344%
  Weighted Average Original Term (mo.)                     360
  Weighted Average Remaining Term (mo.)                    359    Interest Only
  Weighted Average LTV                                  78.27%      None                                               84.21%
  Weighted Average FICO                                    609      60 Months                                          15.79%

  Product Type                                                    Loan Purpose
  1/29 ARM (LIBOR)                                          0%    Cash Out Refinance                                   54.29%
  2/28 ARM (LIBOR)                                      93.43%    Purchase                                             39.30%
  3/27 ARM (LIBOR)                                       2.56%    Rate/Term Refinance                                   6.41%
  5/25 ARM (LIBOR)                                       4.01%


  Prepayment Penalty (years)                                      Documentation Type
     None                                               25.88%       Full (12 Months Income Verification)              38.06%
     1 Year                                              1.85%       Full Plus (24 Months Income Verification)         22.96%
     2 Years                                            67.52%       Stated                                            38.01%
     3 Years                                             4.75%       Limited                                            0.98%

-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================




---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Aggregate

                                     Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                    Scheduled Principal Balances
---------------------------------------------------------------------------------------------------------------------
      Current Balance ($)                          No. of Loans      Total Current Balance       % of Cut-Off Date
                                                                              ($)                Principal Balance
---------------------------------------------------------------------------------------------------------------------
 $25,000.01 - $50,000.00                                 109                 4,725,354                   0.46
 $50,000.01 - $75,000.00                                 450                28,488,944                    2.8
 $75,000.01 - $100,000.00                                799                70,459,907                   6.91
 $100,000.01 - $150,000.00                             1,471               183,177,170                  17.97
 $150,000.01 - $200,000.00                             1,066               185,218,452                  18.17
 $200,000.01 - $250,000.00                               740               166,422,401                  16.33
 $250,000.01 - $300,000.00                               457               125,592,825                  12.32
 $300,000.01 - $350,000.00                               245                79,598,280                   7.81
 $350,000.01 - $400,000.00                               195                73,218,815                   7.18
 $400,000.01 - $450,000.00                                90                37,964,318                   3.72
 $450,000.01 - $500,000.00                                84                40,015,387                   3.93
 $500,000.01 - $550,000.00                                24                12,534,764                   1.23
 $550,000.01 - $600,000.00                                14                 8,162,646                    0.8
 $600,000.01 - $650,000.00                                 1                   624,523                   0.06
 $650,000.01 - $700,000.00                                 1                   680,000                   0.07
 $700,000.01 - $750,000.00                                 1                   750,000                   0.07
 $750,000.01 - $800,000.00                                 1                   771,243                   0.08
 $800,000.01 - $850,000.00                                 1                   849,193                   0.08
---------------------------------------------------------------------------------------------------------------------
Total:                                                 5,749             1,019,254,220                100.00%
---------------------------------------------------------------------------------------------------------------------
Minimum:                                          $34,382.63
Maximum:                                            $849,193
Average:                                            $177,292


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================




---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Aggregate

                                     Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                           Mortgage Rates
---------------------------------------------------------------------------------------------------------------------
   Rate (%)                                       No. of Loans       Total Current Balance       % of Cut-Off Date
                                                                              ($)                Principal Balance
---------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                                              6                   952,391                   0.09
5.001 - 5.500                                             95                22,023,514                   2.16
5.501 - 6.000                                            515               110,679,139                  10.86
6.001 - 6.500                                            743               151,548,799                  14.87
6.501 - 7.000                                          1,059               206,325,671                  20.24
7.001 - 7.500                                            769               138,190,348                  13.56
7.501 - 8.000                                            748               138,364,586                  13.58
8.001 - 8.500                                            466                69,575,078                   6.83
8.501 - 9.000                                            487                73,219,767                   7.18
9.001 - 9.500                                            320                44,182,402                   4.33
9.501 - 10.000                                           260                33,701,514                   3.31
10.001 - 10.500                                          128                14,169,730                   1.39
10.501 - 11.000                                           81                 9,243,785                   0.91
11.001 - 11.500                                           32                 3,128,814                   0.31
11.501 - 12.000                                           27                 2,857,709                   0.28
12.001 - 12.500                                           13                 1,090,974                   0.11
---------------------------------------------------------------------------------------------------------------------
Total:                                                 5,749            $1,019,254,220                100.00%
---------------------------------------------------------------------------------------------------------------------
Minimum:                                              4.780%
Maximum:                                             12.455%
Weighted Average:                                     7.344%


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================



---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Aggregate

                                     Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                 Original Terms to Stated Maturity
---------------------------------------------------------------------------------------------------------------------
           Original Term (Months)                 No. of Loans       Total Current Balance       % of Cut-Off Date
                                                                              ($)                Principal Balance
---------------------------------------------------------------------------------------------------------------------
360                                                   5,749               1,019,254,220                 100.00
---------------------------------------------------------------------------------------------------------------------
Total:                                                5,749              $1,019,254,220                100.00%
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                 Remaining Terms to Stated Maturity
---------------------------------------------------------------------------------------------------------------------
           Remaining Term (Months)                No. of Loans       Total Current Balance       % of Cut-Off Date
                                                                              ($)                Principal Balance
---------------------------------------------------------------------------------------------------------------------
301 - 360                                             5,749               1,019,254,220                 100.00
---------------------------------------------------------------------------------------------------------------------
Total:                                                5,749              $1,019,254,220                100.00%
---------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================



---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Aggregate

                                     Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratio
---------------------------------------------------------------------------------------------------------------------
      Combined Loan-to-Value Ratio (%)            No. of Loans       Total Current Balance       % of Cut-Off Date
                                                                              ($)                Principal Balance
---------------------------------------------------------------------------------------------------------------------
<= 50.00                                                183               $24,147,309                   2.37
50.01 - 55.00                                            76               $13,292,388                    1.3
55.01 - 60.00                                           102               $18,453,555                   1.81
60.01 - 65.00                                           186               $32,369,556                   3.18
65.01 - 70.00                                           360               $57,786,701                   5.67
70.01 - 75.00                                           502               $92,523,660                   9.08
75.01 - 80.00                                         3,196              $578,183,266                  56.73
80.01 - 85.00                                           445               $81,828,649                   8.03
85.01 - 90.00                                           429               $79,885,149                   7.84
90.01 - 95.00                                           267               $39,961,924                   3.92
95.01 - 100.00                                            3                  $822,064                   0.08
---------------------------------------------------------------------------------------------------------------------
Total:                                                5,749            $1,019,254,220                100.00%
---------------------------------------------------------------------------------------------------------------------
Minimum:                                             12.71%
Maximum:                                            100.00%
Weighted Average:                                    78.27%


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO] COUNTRYWIDE (R)                              Computational Materials for
SECURITIES CORPORATION                                             Aames 2005-2
  A Countrywide Capital Markets Company

===============================================================================



---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Aggregate

                                     Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                             FICO Score
---------------------------------------------------------------------------------------------------------------------
                 FICO Score                       No. of Loans       Total Current Balance       % of Cut-Off Date
                                                                              ($)                Principal Balance
---------------------------------------------------------------------------------------------------------------------
> 820                                                     1                    284,694                   0.03
801 - 820                                                 3                    668,166                   0.07
781 - 800                                                 7                  1,936,979                   0.19
761 - 780                                                27                  5,733,234                   0.56
741 - 760                                                43                  9,589,615                   0.94
721 - 740                                                68                 14,631,189                   1.44
701 - 720                                               127                 26,541,309                    2.6
681 - 700                                               229                 47,956,632                   4.71
661 - 680                                               393                 76,538,706                   7.51
641 - 660                                               550                107,100,999                  10.51
621 - 640                                               789                141,922,038                  13.92
601 - 620                                               725                128,419,580                   12.6
581 - 600                                               785                134,837,992                  13.23
561 - 580                                               568                 94,143,307                   9.24
541 - 560                                               576                 97,136,176                   9.53
521 - 540                                               429                 67,327,443                   6.61
501 - 520                                               407                 60,283,017                   5.91
<= 500                                                   22                  4,203,145                   0.41
---------------------------------------------------------------------------------------------------------------------
Total:                                                5,749             $1,019,254,220                100.00%
---------------------------------------------------------------------------------------------------------------------
Minimum:                                                462
Maximum:                                                821
Weighted Average:                                       609



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                          Collateral Characteristics: Aggregate
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    Loan Purpose
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
                Loan Purpose                      No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
Cash Out Refinance                                          3,016                 553,374,584                  54.29
Purchase                                                    2,290                 400,532,617                   39.3
Rate/Term Refinance                                           443                  65,347,019                   6.41
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      5,749              $1,019,254,220                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------

---------------------------------------------------------------------------------------------------------------------
                                                    Property Type
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
                Property Type                     No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------

Single Family                                               5,109                 892,176,478                  87.53
2 to 4 Family                                                 300                  70,390,179                   6.91
Condo                                                         340                  56,687,564                   5.56
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      5,749              $1,019,254,220                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------







---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                31


[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                          Collateral Characteristics: Aggregate
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                          State (Top 30)
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
               State (Top 30)                     No. of Loans                ($)                Principal Balance
---------------------------------------------------------------------------------------------------------------------
California                                                    982                 267,684,243                  26.26
Florida                                                     1,359                 235,290,530                  23.08
Texas                                                         733                  81,097,386                   7.96
New York                                                      255                  63,583,170                   6.24
New Jersey                                                    157                  35,612,519                   3.49
Maryland                                                      153                  32,689,850                   3.21
Virginia                                                      162                  30,828,825                   3.02
Washington                                                    134                  23,095,651                   2.27
Nevada                                                        117                  21,496,498                   2.11
Arizona                                                       140                  21,163,974                   2.08
Georgia                                                       134                  18,974,753                   1.86
Minnesota                                                     114                  18,865,872                   1.85
Massachusetts                                                  82                  18,453,312                   1.81
Ohio                                                          152                  16,181,815                   1.59
Michigan                                                      101                  12,710,280                   1.25
Oregon                                                         84                  11,814,371                   1.16
Tennessee                                                     109                  10,496,936                   1.03
Pennsylvania                                                   89                   9,872,660                   0.97
North Carolina                                                 80                   9,134,168                    0.9
Connecticut                                                    59                   9,066,920                   0.89
Missouri                                                       74                   7,836,549                   0.77
Rhode Island                                                   41                   7,807,962                   0.77
Wisconsin                                                      62                   7,207,147                   0.71
Colorado                                                       42                   6,421,324                   0.63
Oklahoma                                                       58                   6,395,455                   0.63
South Carolina                                                 47                   5,569,403                   0.55
Louisiana                                                      41                   4,800,564                   0.47
Illinois                                                       36                   4,532,717                   0.44
Utah                                                           23                   3,525,548                   0.35
Indiana                                                        30                   3,415,640                   0.34
Total:                                                      5,650               1,005,626,042                 98.69%
---------------------------------------------- ------------------- --------------------------- ----------------------




---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                32


[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                          Collateral Characteristics: Aggregate
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                        Documentation Type
---------------------------------------------------------------------------------------------------------------------
                                                                     Total Current Balance       % of Cut-Off Date
             Documentation Type                   No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
Full (12 Months Income Verification)                        2,168                 387,892,694                  38.06
Full Plus (24 Months Income Verification)                   1,523                 234,004,486                  22.96
Stated                                                      2,007                 387,398,827                  38.01
Limited                                                        51                   9,958,213                   0.98
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      5,749              $1,019,254,220                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------


---------------------------------------------------------------------------------------------------------------------
                                                           Gross Margin
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
              Gross Margin (%)                    No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
4.001 - 5.000                                                   2                     343,600                   0.03
5.001 - 6.000                                               4,782                 869,175,118                  85.28
6.001 - 7.000                                                 965                 149,735,502                  14.69
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      5,749              $1,019,254,220                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------
Minimum:                                                   4.500%
Maximum:                                                   6.995%
Weighted Average:                                          5.669%







---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                33


[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                          Collateral Characteristics: Aggregate
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    Initial Periodic Rate Cap
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
        Initial Periodic Rate Cap (%)             No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
1.000                                                          19                   3,253,017                   0.32
3.000                                                       5,518                 978,383,817                  95.99
5.000                                                         212                  37,617,386                   3.69
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      5,749              $1,019,254,220                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------
Minimum:                                                   1.000%
Maximum:                                                   5.000%
Weighted Average:                                          3.067%


---------------------------------------------------------------------------------------------------------------------
                                                        Periodic Rate Cap
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
            Periodic Rate Cap (%)                 No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
1.000                                                       5,749               1,019,254,220                 100.00
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      5,749              $1,019,254,220                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------









---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                34


[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                          Collateral Characteristics: Aggregate
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                           Maximum Rate
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
              Maximum Rate (%)                    No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
9.001 - 10.000                                                  1                     248,000                   0.02
10.001 - 10.500                                                 7                   1,528,680                   0.15
10.501 - 11.000                                                39                   8,364,566                   0.82
11.001 - 11.500                                               135                  29,990,139                   2.94
11.501 - 12.000                                               526                 113,404,447                  11.13
12.001 - 12.500                                               730                 147,089,596                  14.43
12.501 - 13.000                                             1,030                 198,083,872                  19.43
13.001 - 13.500                                               749                 134,618,961                  13.21
13.501 - 14.000                                               745                 137,390,683                  13.48
14.001 - 14.500                                               456                  68,480,216                   6.72
14.501 - 15.000                                               482                  72,953,873                   7.16
15.001 - 15.500                                               319                  43,963,549                   4.31
15.501 - 16.000                                               255                  32,997,002                   3.24
16.001 - 16.500                                               125                  14,018,730                   1.38
16.501 - 17.000                                                79                   9,078,792                   0.89
17.001 - 17.500                                                33                   3,208,794                   0.31
17.501 - 18.000                                                26                   2,823,326                   0.28
18.001 - 18.500                                                12                   1,010,995                    0.1
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      5,749              $1,019,254,220                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------
Minimum:                                                   9.980%
Maximum:                                                  18.335%
Weighted Average:                                         13.304%









---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                35


[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                          Collateral Characteristics: Aggregate
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                              Floor
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
                  Floor (%)                       No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
4.001 - 5.000                                                   6                     952,391                   0.09
5.001 - 6.000                                                 610                 132,702,653                  13.02
6.001 - 7.000                                               1,802                 357,874,470                  35.11
7.001 - 8.000                                               1,517                 276,554,934                  27.13
8.001 - 9.000                                                 953                 142,794,844                  14.01
9.001 - 10.000                                                580                  77,883,916                   7.64
> 10.000                                                      281                  30,491,012                   2.99
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      5,749              $1,019,254,220                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------
Minimum:                                                   4.780%
Maximum:                                                  12.455%
Weighted Average:                                          7.344%










---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                36


[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                          Collateral Characteristics: Aggregate
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    Next Rate Adjustment Date
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
          Next Rate Adjustment Date               No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
11/05                                                           1                     378,341                   0.04
06/06                                                           1                      76,263                   0.01
07/06                                                           1                      98,564                   0.01
09/06                                                           2                     281,423                   0.03
10/06                                                           1                      49,823                      0
11/06                                                           3                     460,499                   0.05
12/06                                                          11                   1,892,376                   0.19
01/07                                                           3                     644,460                   0.06
02/07                                                           5                   1,036,492                    0.1
03/07                                                       1,351                 239,669,553                  23.51
04/07                                                       2,237                 397,411,235                  38.99
05/07                                                       1,729                 308,668,319                  30.28
06/07                                                          11                   1,606,620                   0.16
03/08                                                          40                   6,333,269                   0.62
04/08                                                          65                  11,602,694                   1.14
05/08                                                          56                   8,041,888                   0.79
06/08                                                           1                     132,000                   0.01
03/10                                                          51                   9,451,090                   0.93
04/10                                                         106                  19,108,734                   1.87
05/10                                                          74                  12,310,579                   1.21
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      5,749              $1,019,254,220                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------













---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                37


[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

----------------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 1
----------------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                   Collateral Summary: Group 1
----------------------------------------------------------------------------------------------------------------------------
  Total Number of Loans                                 1,764  Geographic Distribution
  Total Outstanding Loan Balance                 $509,687,897  (Other States account individually for less than 5.00%
  Average Loan Balance                               $288,939  of the Cut-Off Date Aggregate principal balance
  Fixed Rate                                            0.00%    CA                                                 39.10%
  Adjustable Rate                                     100.00%    FL                                                 23.39%
  Prepayment Penalty Coverage                          74.79%    NY                                                  8.59%
  Weighted Average Coupon                              7.062%
  Weighted Average Margin                              5.607%
  Weighted Average Initial Periodic Cap                3.064%  Occupancy Status
  Weighted Average Periodic Cap                        1.000%
  Weighted Average Maximum Rate                       13.026%      Primary Home                                     96.72%
  Weighted Average Floor                               7.062%      Investment                                        3.28%
  Weighted Average Original Term (mo.)                    360
  Weighted Average Remaining Term (mo.)                   359  Interest Only
  Weighted Average LTV                                 79.33%      None                                             76.23%
  Weighted Average FICO                                   621      60 Months                                        23.77%

  Product Type                                                 Loan Purpose

  1/29 ARM (LIBOR)                                         0%      Cash Out Refinance                               44.98%
  2/28 ARM (LIBOR)                                     94.55%      Purchase                                         52.22%
  3/27 ARM (LIBOR)                                      1.86%      Rate/Term Refinance                               2.80%
  5/25 ARM (LIBOR)                                      3.58%


  Prepayment Penalty (years)                                   Documentation Type

     None                                              25.21%      Full (12 Months Income Verification)             39.84%
     1 Year                                             2.36%      Full Plus (24 Months Income Verification)        15.72%
     2 Years                                           68.81%      Stated                                           43.61%
     3 Years                                            3.61%      Limited                                           0.83%

-----------------------------------------------------------------------------------------------------------------------------

---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                38


[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 1
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                   Scheduled Principal Balances
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
             Current Balance ($)                  No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
$150,000.01 - $200,000.00                                     362                  63,855,820                  12.53
$200,000.01 - $250,000.00                                     288                  65,070,085                  12.77
$250,000.01 - $300,000.00                                     457                 125,592,825                  24.64
$300,000.01 - $350,000.00                                     245                  79,598,280                  15.62
$350,000.01 - $400,000.00                                     195                  73,218,815                  14.37
$400,000.01 - $450,000.00                                      90                  37,964,318                   7.45
$450,000.01 - $500,000.00                                      84                  40,015,387                   7.85
$500,000.01 - $550,000.00                                      24                  12,534,764                   2.46
$550,000.01 - $600,000.00                                      14                   8,162,646                    1.6
$600,000.01 - $650,000.00                                       1                     624,523                   0.12
$650,000.01 - $700,000.00                                       1                     680,000                   0.13
$700,000.01 - $750,000.00                                       1                     750,000                   0.15
$750,000.01 - $800,000.00                                       1                     771,243                   0.15
$800,000.01 - $850,000.00                                       1                     849,193                   0.17
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      1,764                $509,687,897                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------
Minimum:                                                 $154,838
Maximum:                                                 $849,193
Average:                                                 $288,939









---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                39




[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 1
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                          Mortgage Rates
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
                  Rate (%)                        No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
4.501 - 5.000                                                   2                     487,200                    0.1
5.001 - 5.500                                                  50                  15,460,118                   3.03
5.501 - 6.000                                                 227                  66,434,088                  13.03
6.001 - 6.500                                                 315                  91,200,518                  17.89
6.501 - 7.000                                                 406                 114,917,807                  22.55
7.001 - 7.500                                                 239                  68,165,178                  13.37
7.501 - 8.000                                                 248                  75,272,709                  14.77
8.001 - 8.500                                                  95                  26,617,816                   5.22
8.501 - 9.000                                                  90                  25,491,676                      5
9.001 - 9.500                                                  48                  12,968,291                   2.54
9.501 - 10.000                                                 28                   7,829,252                   1.54
10.001 - 10.500                                                 5                   1,288,475                   0.25
10.501 - 11.000                                                 7                   2,135,770                   0.42
11.001 - 11.500                                                 2                     838,000                   0.16
11.501 - 12.000                                                 2                     581,000                   0.11
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      1,764                $509,687,897                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------
Minimum:                                                   4.980%
Maximum:                                                  11.805%
Weighted Average:                                          7.062%









---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                40




[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 1
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                Original Terms to Stated Maturity
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
           Original Term (Months)                 No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
360                                                         1,764                 509,687,897                 100.00
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      1,764                $509,687,897                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------


---------------------------------------------------------------------------------------------------------------------
                                                Remaining Terms to Stated Maturity
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
           Remaining Term (Months)                No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
300  -  359                                                 1,764                 509,687,897                 100.00
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      1,764                $509,687,897                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------











---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                41




[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 1
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                       Loan-to-Value Ratio
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
      Combined Loan-to-Value Ratio (%)            No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
<= 50.00                                                       16                  $4,947,144                   0.97
50.01 - 55.00                                                  12                  $4,230,885                   0.83
55.01 - 60.00                                                  24                  $7,844,960                   1.54
60.01 - 65.00                                                  35                 $10,629,125                   2.09
65.01 - 70.00                                                  67                 $21,675,091                   4.25
70.01 - 75.00                                                 125                 $41,202,720                   8.08
75.01 - 80.00                                               1,168                $323,125,218                   63.4
80.01 - 85.00                                                 117                 $37,831,019                   7.42
85.01 - 90.00                                                 131                 $41,115,557                   8.07
90.01 - 95.00                                                  67                 $16,391,056                   3.22
95.01 - 100.00                                                  2                    $695,123                   0.14
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      1,764                $509,687,897                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------
Minimum:                                                   25.71%
Maximum:                                                  100.00%
Weighted Average:                                          79.33%







---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                42



[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 1
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                            FICO Score
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
                 FICO Score                       No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
> 820                                                           1                     284,694                   0.06
801 - 820                                                       2                     521,666                    0.1
781 - 800                                                       6                   1,833,084                   0.36
761 - 780                                                      11                   3,636,083                   0.71
741 - 760                                                      20                   6,343,225                   1.24
721 - 740                                                      34                   9,879,718                   1.94
701 - 720                                                      66                  17,826,929                    3.5
681 - 700                                                     107                  31,711,279                   6.22
661 - 680                                                     161                  45,862,447                      9
641 - 660                                                     230                  64,419,650                  12.64
621 - 640                                                     278                  77,451,916                   15.2
601 - 620                                                     230                  65,331,549                  12.82
581 - 600                                                     218                  63,850,346                  12.53
561 - 580                                                     127                  37,559,761                   7.37
541 - 560                                                     143                  43,049,865                   8.45
521 - 540                                                      72                  22,220,692                   4.36
501 - 520                                                      52                  15,886,016                   3.12
<= 500                                                          6                   2,018,980                    0.4
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      1,764                $509,687,897                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------
Minimum:                                                      500
Maximum:                                                      821
Weighted Average:                                             621








---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                43




[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 1
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                           Loan Purpose
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
                Loan Purpose                      No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
Cash Out Refinance                                            674                 229,276,807                  44.98
Purchase                                                    1,046                 266,157,185                  52.22
Rate/Term Refinance                                            44                  14,253,906                    2.8
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      1,764                $509,687,897                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------


--------------------------------------------------------------------------------------------------------------------
                                                          Property Type
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
                Loan Purpose                      No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
Single Family                                               1,503                 432,050,762                  84.77
2 to 4 Family                                                 158                  50,462,040                    9.9
Condo                                                         103                  27,175,096                   5.33
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      1,764                $509,687,897                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------









---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                44




[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 1
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                          State (Top 30)
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
               State (Top 30)                     No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
California                                                    598                 199,294,250                   39.1
Florida                                                       474                 119,199,409                  23.39
New York                                                      132                  43,795,965                   8.59
New Jersey                                                     71                  20,456,612                   4.01
Texas                                                          76                  17,856,816                    3.5
Virginia                                                       52                  15,643,343                   3.07
Maryland                                                       49                  15,241,902                   2.99
Massachusetts                                                  36                  11,533,891                   2.26
Washington                                                     32                   7,987,422                   1.57
Nevada                                                         33                   7,906,512                   1.55
Minnesota                                                      28                   6,095,930                    1.2
Arizona                                                        23                   5,925,558                   1.16
Georgia                                                        27                   5,759,301                   1.13
Rhode Island                                                   14                   3,270,019                   0.64
Ohio                                                           11                   2,860,163                   0.56
Oregon                                                         12                   2,587,140                   0.51
Connecticut                                                    10                   2,454,002                   0.48
Michigan                                                        7                   2,307,973                   0.45
Colorado                                                        9                   1,909,226                   0.37
Illinois                                                        8                   1,683,423                   0.33
Oklahoma                                                        8                   1,662,904                   0.33
South Carolina                                                  6                   1,587,818                   0.31
Hawaii                                                          5                   1,562,783                   0.31
Pennsylvania                                                    5                   1,496,436                   0.29
Kansas                                                          5                   1,172,181                   0.23
Indiana                                                         4                   1,097,041                   0.22
North Carolina                                                  4                   1,096,320                   0.22
Utah                                                            4                   1,066,600                   0.21
Louisiana                                                       4                   1,002,139                    0.2
Wisconsin                                                       4                     994,751                    0.2
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      1,751                $506,507,830                 99.38%
---------------------------------------------- ------------------- --------------------------- ----------------------







---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                45




[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 1
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                        Documentation Type
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
             Documentation Type                   No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
Full (12 Months Income Verification)                          710                 203,041,564                  39.84
Full Plus (24 Months Income Verification)                     290                  80,139,605                  15.72
Stated                                                        753                 222,261,946                  43.61
Limited                                                        11                   4,244,782                   0.83
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      1,764                $509,687,897                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------

---------------------------------------------------------------------------------------------------------------------
                                                           Gross Margin
---------------------------------------------------------------------------------------------------------------------
                                                                     Total Current Balance       % of Cut-Off Date
              Gross Margin (%)                    No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
4.001 - 5.000                                                   1                     201,600                   0.04
5.001 - 6.000                                               1,622                 464,456,121                  91.13
6.001 - 7.000                                                 141                  45,030,176                   8.83
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      1,764                $509,687,897                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------
Minimum:                                                   4.650%
Maximum:                                                   6.950%
Weighted Average:                                          5.607%











---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                46




[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 1
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    Initial Periodic Rate Cap
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
        Initial Periodic Rate Cap (%)             No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
1.000                                                           3                     973,032                   0.19
3.000                                                       1,706                 491,424,890                  96.42
5.000                                                          55                  17,289,975                   3.39
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      1,764                $509,687,897                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------
Minimum:                                                   1.000%
Maximum:                                                   5.000%
Weighted Average:                                          3.064%


---------------------------------------------------------------------------------------------------------------------
                                                        Periodic Rate Cap
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
            Periodic Rate Cap (%)                 No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
1.000                                                       1,764                 509,687,897                 100.00
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      1,764                $509,687,897                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------












---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                47




[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 1
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                           Maximum Rate
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
              Maximum Rate (%)                    No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
9.001 - 10.000                                                  1                     248,000                   0.05
10.001 - 10.500                                                 2                     588,344                   0.12
10.501 - 11.000                                                13                   4,593,884                    0.9
11.001 - 11.500                                                62                  19,231,536                   3.77
11.501 - 12.000                                               237                  68,717,642                  13.48
12.001 - 12.500                                               305                  88,163,504                   17.3
12.501 - 13.000                                               386                 108,862,381                  21.36
13.001 - 13.500                                               236                  67,010,851                  13.15
13.501 - 14.000                                               246                  74,689,897                  14.65
14.001 - 14.500                                                94                  26,449,396                   5.19
14.501 - 15.000                                                90                  25,491,676                      5
15.001 - 15.500                                                48                  12,968,291                   2.54
15.501 - 16.000                                                28                   7,829,252                   1.54
16.001 - 16.500                                                 5                   1,288,475                   0.25
16.501 - 17.000                                                 7                   2,135,770                   0.42
17.001 - 17.500                                                 2                     838,000                   0.16
17.501 - 18.000                                                 2                     581,000                   0.11
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      1,764                $509,687,897                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------
Minimum:                                                   9.980%
Maximum:                                                  17.805%
Weighted Average:                                         13.026%










---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                48




[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 1
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                              Floor
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
                  Floor (%)                       No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
4.001 - 5.000                                                   2                     487,200                    0.1
5.001 - 6.000                                                 277                  81,894,206                  16.07
6.001 - 7.000                                                 721                 206,118,325                  40.44
7.001 - 8.000                                                 487                 143,437,888                  28.14
8.001 - 9.000                                                 185                  52,109,491                  10.22
9.001 - 10.000                                                 76                  20,797,543                   4.08
> 10.000                                                       16                   4,843,245                   0.95
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      1,764                $509,687,897                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------
Minimum:                                                   4.980%
Maximum:                                                  11.805%
Weighted Average:                                          7.062%









---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                49




[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 1
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    Next Rate Adjustment Date
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
          Next Rate Adjustment Date               No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
11/05                                                           1                     378,341                   0.07
11/06                                                           1                     239,118                   0.05
12/06                                                           4                   1,274,529                   0.25
01/07                                                           2                     559,731                   0.11
02/07                                                           3                     749,422                   0.15
03/07                                                         397                 115,710,537                   22.7
04/07                                                         697                 201,061,044                  39.45
05/07                                                         564                 161,174,100                  31.62
06/07                                                           3                     780,000                   0.15
03/08                                                           5                   1,711,647                   0.34
04/08                                                          20                   5,339,502                   1.05
05/08                                                           9                   2,446,920                   0.48
03/10                                                          18                   5,557,881                   1.09
04/10                                                          23                   7,554,574                   1.48
05/10                                                          17                   5,150,552                   1.01
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      1,764                $509,687,897                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------













---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                50




[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

-----------------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 2
-----------------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                   Collateral Summary: Group 2
-----------------------------------------------------------------------------------------------------------------------------
  Total Number of Loans                                 3,985  Geographic Distribution
  Total Outstanding Loan Balance                 $509,566,323  (Other States account individually for less than 5.00%
  Average Loan Balance                               $127,871  of the Cut-Off Date Aggregate principal balance
  Fixed Rate                                            0.00%    FL                                                 22.78%
  Adjustable Rate                                     100.00%    CA                                                 13.42%
  Prepayment Penalty Coverage                          73.46%    TX                                                 12.41%
  Weighted Average Coupon                              7.626%    NY                                                  3.88%
  Weighted Average Margin                              5.731%
  Weighted Average Initial Periodic Cap                3.071%
  Weighted Average Periodic Cap                        1.000%  Occupancy Status
  Weighted Average Maximum Rate                       13.581%      Primary Home                                     93.74%
  Weighted Average Floor                               7.626%      Investment                                        6.26%
  Weighted Average Original Term (mo.)                    360
  Weighted Average Remaining Term (mo.)                   359  Interest Only
  Weighted Average LTV                                 77.22%      None                                             92.19%
  Weighted Average FICO                                   597      60 Months                                         7.81%

  Product Type                                                 Loan Purpose
  1/29 ARM (LIBOR)                                      0.00%      Cash Out Refinance                               63.60%
  2/28 ARM (LIBOR)                                      92.3%      Purchase                                         26.37%
  3/27 ARM (LIBOR)                                      3.26%      Rate/Term Refinance                              10.03%
  5/25 ARM (LIBOR)                                      4.44%


  Prepayment Penalty (years)                                   Documentation Type
     None                                              26.54%      Full (12 Months Income Verification)             36.28%
     1 Year                                             1.33%      Full Plus (24 Months Income Verification)        30.20%
     2 Years                                           66.23%      Stated                                           32.41%
     3 Years                                            5.89%      Limited                                           1.12%


-----------------------------------------------------------------------------------------------------------------------------



---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                51




[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 2
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                   Scheduled Principal Balances
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
             Current Balance ($)                  No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
$25,000.01 - $50,000.00                                       109                   4,725,354                   0.93
$50,000.01 - $75,000.00                                       450                  28,488,944                   5.59
$75,000.01 - $100,000.00                                      799                  70,459,907                  13.83
$100,000.01 - $150,000.00                                   1,471                 183,177,170                  35.95
$150,000.01 - $200,000.00                                     704                 121,362,632                  23.82
$200,000.01 - $250,000.00                                     452                 101,352,316                  19.89
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      3,985                $509,566,323                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------
Minimum:                                                  $34,383
Maximum:                                                 $248,800
Average:                                                 $127,871







---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                52





[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 2
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                          Mortgage Rates
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
                  Rate (%)                        No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
4.501 - 5.000                                                   4                     465,191                   0.09
5.001 - 5.500                                                  45                   6,563,396                   1.29
5.501 - 6.000                                                 288                  44,245,051                   8.68
6.001 - 6.500                                                 428                  60,348,281                  11.84
6.501 - 7.000                                                 653                  91,407,864                  17.94
7.001 - 7.500                                                 530                  70,025,169                  13.74
7.501 - 8.000                                                 500                  63,091,877                  12.38
8.001 - 8.500                                                 371                  42,957,262                   8.43
8.501 - 9.000                                                 397                  47,728,091                   9.37
9.001 - 9.500                                                 272                  31,214,111                   6.13
9.501 - 10.000                                                232                  25,872,262                   5.08
10.001 - 10.500                                               123                  12,881,255                   2.53
10.501 - 11.000                                                74                   7,108,016                   1.39
11.001 - 11.500                                                30                   2,290,814                   0.45
11.501 - 12.000                                                25                   2,276,709                   0.45
12.001 - 12.500                                                13                   1,090,974                   0.21
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      3,985                $509,566,323                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------
Minimum:                                                   4.780%
Maximum:                                                  12.455%
Weighted Average:                                          7.626%









---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                53





[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 2
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                Original Terms to Stated Maturity
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
           Original Term (Months)                 No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
360                                                         3,985                 509,566,323                    100
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      3,985                $509,566,323                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------



---------------------------------------------------------------------------------------------------------------------
                                                Remainint Terms to Stated Maturity
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
           Remaining Term (Months)                No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
360                                                         3,985                 509,566,323                    100
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      3,985                $509,566,323                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------
















---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                54




[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 2
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                       Loan-to-Value Ratio
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
      Combined Loan-to-Value Ratio (%)            No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
<= 50.00                                                      167                 $19,200,165                   3.77
50.01 - 55.00                                                  64                  $9,061,503                   1.78
55.01 - 60.00                                                  78                 $10,608,595                   2.08
60.01 - 65.00                                                 151                 $21,740,430                   4.27
65.01 - 70.00                                                 293                 $36,111,610                   7.09
70.01 - 75.00                                                 377                 $51,320,940                  10.07
75.01 - 80.00                                               2,028                $255,058,047                  50.05
80.01 - 85.00                                                 328                 $43,997,631                   8.63
85.01 - 90.00                                                 298                 $38,769,592                   7.61
90.01 - 95.00                                                 200                 $23,570,868                   4.63
95.01 - 100.00                                                  1                    $126,941                   0.02
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      3,985                $509,566,323                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------
Minimum:                                                   12.71%
Maximum:                                                  100.00%
Weighted Average:                                          77.22%










---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                55




[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 2
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                            FICO Score
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
                 FICO Score                       No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
801 - 820                                                       1                     146,500                   0.03
781 - 800                                                       1                     103,894                   0.02
761 - 780                                                      16                   2,097,152                   0.41
741 - 760                                                      23                   3,246,390                   0.64
721 - 740                                                      34                   4,751,471                   0.93
701 - 720                                                      61                   8,714,380                   1.71
681 - 700                                                     122                  16,245,353                   3.19
661 - 680                                                     232                  30,676,258                   6.02
641 - 660                                                     320                  42,681,350                   8.38
621 - 640                                                     511                  64,470,122                  12.65
601 - 620                                                     495                  63,088,031                  12.38
581 - 600                                                     567                  70,987,646                  13.93
561 - 580                                                     441                  56,583,546                   11.1
541 - 560                                                     433                  54,086,311                  10.61
521 - 540                                                     357                  45,106,751                   8.85
501 - 520                                                     355                  44,397,002                   8.71
<= 500                                                         16                   2,184,165                   0.43
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      3,985                $509,566,323                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------
Minimum:                                                      462
Maximum:                                                      801
Weighted Average:                                             597








---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                56




[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 2
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                           Loan Purpose
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
                Loan Purpose                      No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
Cash Out Refinance                                          2,342                 324,097,777                   63.6
Purchase                                                    1,244                 134,375,432                  26.37
Rate/Term Refinance                                           399                  51,093,113                  10.03
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      3,985                $509,566,323                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------


---------------------------------------------------------------------------------------------------------------------
                                                          Property Type
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
                Property Type                     No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
Single Family                                               3,606                 460,125,716                   90.3
2 to 4 Family                                                 142                  19,928,139                   3.91
Condo                                                         237                  29,512,468                   5.79
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      3,985                $509,566,323                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------








---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                57




[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 2
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                          State (Top 30)
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
               State (Top 30)                     No. of Loans                ($)                Principal Balance
---------------------------------------------------------------------------------------------------------------------
Florida                                                       885                 116,091,121                  22.78
California                                                    384                  68,389,993                  13.42
Texas                                                         657                  63,240,570                  12.41
New York                                                      123                  19,787,205                   3.88
Maryland                                                      104                  17,447,948                   3.42
Arizona                                                       117                  15,238,416                   2.99
Virginia                                                      110                  15,185,481                   2.98
New Jersey                                                     86                  15,155,907                   2.97
Washington                                                    102                  15,108,229                   2.96
Nevada                                                         84                  13,589,986                   2.67
Ohio                                                          141                  13,321,652                   2.61
Georgia                                                       107                  13,215,453                   2.59
Minnesota                                                      86                  12,769,943                   2.51
Michigan                                                       94                  10,402,307                   2.04
Tennessee                                                     107                   9,913,942                   1.95
Oregon                                                         72                   9,227,231                   1.81
Pennsylvania                                                   84                   8,376,224                   1.64
North Carolina                                                 76                   8,037,848                   1.58
Missouri                                                       72                   7,201,484                   1.41
Massachusetts                                                  46                   6,919,420                   1.36
Connecticut                                                    49                   6,612,918                    1.3
Wisconsin                                                      58                   6,212,396                   1.22
Oklahoma                                                       50                   4,732,551                   0.93
Rhode Island                                                   27                   4,537,943                   0.89
Colorado                                                       33                   4,512,098                   0.89
South Carolina                                                 41                   3,981,585                   0.78
Louisiana                                                      37                   3,798,425                   0.75
Illinois                                                       28                   2,849,294                   0.56
Utah                                                           19                   2,458,948                   0.48
Indiana                                                        26                   2,318,599                   0.46
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      3,905                $500,635,117                 98.24%
---------------------------------------------- ------------------- --------------------------- ----------------------







---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                58




[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 2
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                        Documentation Type
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
             Documentation Type                   No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
Full (12 Months Income Verification)                        1,458                 184,851,129                  36.28
Full Plus (24 Months Income Verification)                   1,233                 153,864,881                   30.2
Stated                                                      1,254                 165,136,882                  32.41
Limited                                                        40                   5,713,431                   1.12
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      3,985                $509,566,323                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------


---------------------------------------------------------------------------------------------------------------------
                                                           Gross Margin
---------------------------------------------------------------------------------------------------------------------
                                                                     Total Current Balance       % of Cut-Off Date
              Gross Margin (%)                    No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
4.001 - 5.000                                                   1                     142,000                   0.03
5.001 - 6.000                                               3,160                 404,718,997                  79.42
6.001 - 7.000                                                 824                 104,705,326                  20.55
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      3,985                $509,566,323                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------
Minimum:                                                    4.500
Maximum:                                                    6.995
Weighted Average:                                           5.731







---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                59




[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 2
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    Initial Periodic Rate Cap
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
        Initial Periodic Rate Cap (%)             No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
 1.000                                                         16                   2,279,985                   0.45
 3.000                                                      3,812                 486,958,927                  95.56
 5.000                                                        157                  20,327,411                   3.99
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      3,985                $509,566,323                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------
Minimum:                                                   1.000%
Maximum:                                                   5.000%
Weighted Average:                                          3.071%



---------------------------------------------------------------------------------------------------------------------
                                                        Periodic Rate Cap
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
            Periodic Rate Cap (%)                 No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
1.000                                                       3,985                 509,566,323                 100.00
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      3,985                $509,566,323                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------








---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                60




[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 2
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                           Maximum Rate
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
              Maximum Rate (%)                    No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
10.001 - 10.500                                                 5                     940,336                   0.18
10.501 - 11.000                                                26                   3,770,682                   0.74
11.001 - 11.500                                                73                  10,758,603                   2.11
11.501 - 12.000                                               289                  44,686,804                   8.77
12.001 - 12.500                                               425                  58,926,092                  11.56
12.501 - 13.000                                               644                  89,221,492                  17.51
13.001 - 13.500                                               513                  67,608,110                  13.27
13.501 - 14.000                                               499                  62,700,786                   12.3
14.001 - 14.500                                               362                  42,030,820                   8.25
14.501 - 15.000                                               392                  47,462,197                   9.31
15.001 - 15.500                                               271                  30,995,257                   6.08
15.501 - 16.000                                               227                  25,167,751                   4.94
16.001 - 16.500                                               120                  12,730,255                    2.5
16.501 - 17.000                                                72                   6,943,023                   1.36
17.001 - 17.500                                                31                   2,370,794                   0.47
17.501 - 18.000                                                24                   2,242,326                   0.44
18.001 - 18.500                                                12                   1,010,995                    0.2
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      3,985                $509,566,323                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------
Minimum:                                                  10.230%
Maximum:                                                  18.335%
Weighted Average:                                         13.581%






---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                61




[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 2
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                              Floor
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
                  Floor (%)                       No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
4.001 - 5.000                                                   4                     465,191                   0.09
5.001 - 6.000                                                 333                  50,808,447                   9.97
6.001 - 7.000                                               1,081                 151,756,145                  29.78
7.001 - 8.000                                               1,030                 133,117,047                  26.12
8.001 - 9.000                                                 768                  90,685,353                   17.8
9.001 - 10.000                                                504                  57,086,373                   11.2
> 10.000                                                      265                  25,647,767                   5.03
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      3,985                $509,566,323                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------
Minimum:                                                   7.626%
Maximum:                                                   4.780%
Weighted Average:                                         12.455%





---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                62




[Logo] Countrywide(R)                                                                     Computational Materials for
----------------------                                                                                   Aames 2005-2
SECURITIES CORPORATION
  A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------------------------
                                                Collateral Characteristics: Group 2
---------------------------------------------------------------------------------------------------------------------

                          Collateral characteristics are listed below as of 5/1/2005.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    Next Rate Adjustment Date
---------------------------------------------------------------------------------------------------------------------

                                                                     Total Current Balance       % of Cut-Off Date
          Next Rate Adjustment Date               No. of Loans                ($)                Principal Balance
---------------------------------------------- ------------------- --------------------------- ----------------------
06/06                                                           1                      76,263                   0.01
07/06                                                           1                      98,564                   0.02
09/06                                                           2                     281,423                   0.06
10/06                                                           1                      49,823                   0.01
11/06                                                           2                     221,381                   0.04
12/06                                                           7                     617,847                   0.12
01/07                                                           1                      84,730                   0.02
02/07                                                           2                     287,070                   0.06
03/07                                                         954                 123,959,016                  24.33
04/07                                                       1,540                 196,350,191                  38.53
05/07                                                       1,165                 147,494,219                  28.95
06/07                                                           8                     826,620                   0.16
03/08                                                          35                   4,621,621                   0.91
04/08                                                          45                   6,263,193                   1.23
05/08                                                          47                   5,594,968                    1.1
06/08                                                           1                     132,000                   0.03
03/10                                                          33                   3,893,209                   0.76
04/10                                                          83                  11,554,159                   2.27
05/10                                                          57                   7,160,027                   1.41
---------------------------------------------- ------------------- --------------------------- ----------------------
Total:                                                      3,985                $509,566,323                100.00%
---------------------------------------------- ------------------- --------------------------- ----------------------









---------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational
Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                63

